                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 21, 1997
                                                  ----------------

                          DAUPHIN DEPOSIT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Pennsylvania                   0-8415                23-1938831
------------------------------   -------------------   -------------------------
(State or Other Jurisdiction      (Commission File           (IRS Employer
    of Incorporation)                 Number)             Identification No.)



213 Market Street, Harrisburg, Pennsylvania                             17105
----------------------------------------------                     -------------
  (Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:    (717) 255-2121
                                                       --------------



                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:   OTHER EVENTS.

     (a)  Merger Agreement.
          ----------------

          On January 21, 1997, the Board of Directors of Dauphin Deposit Corporation (the "Company") approved, and the Company entered into, an Agreement and Plan of Merger (the "Merger Agreement") with Allied Irish Banks, plc ("AIB") and its United States banking subsidiary, First Maryland Bancorp ("FMB"). The Merger Agreement provides for the merger of the Company into FMB, with FMB as the surviving corporation (the "Merger").

          In the Merger, shareholders of the Company will receive, in exchange for their shares of Common Stock, either (i) $43 in cash (the "Per Share Cash Consideration") or (ii) that number (the "Exchange Ratio") of AIB American Depository Shares ("AIB ADSs") having a Closing Market Price (as defined below) equal to $43, provided, that if the Closing Market Price of an AIB ADS is less than $37 per AIB ADS then the Exchange Ratio will be fixed at 1.1622 and if the Closing Market Price of an AIB ADS is greater than $43 per AIB ADS then the Exchange Ratio will be fixed at 1.0000 (the "Per Share Stock Consideration").

          If the market price of an AIB ADS as of a determination date shortly prior to closing is less than $32 (corresponding to a value of the Per Share Stock Consideration of $37.19), then the Company has the right to terminate the Merger Agreement unless AIB adjusts the Exchange Ratio such that the value of the Per Share Stock Consideration is not less than $37.19.

          AIB ADSs are traded on the New York Stock Exchange under the symbol
AIB.   Each AIB ADS represents six ordinary shares of AIB ("AIB Ordinary
Shares"), which are traded on the London and Irish stock exchanges, and may be converted into AIB Ordinary Shares at any time.

          The "Closing Market Price" means the average closing price on the New York Stock Exchange for the ten New York Stock Exchange trading days ending on the fifth business day prior to the closing date of the Merger.

          Shareholders of the Company will be entitled to elect whether to receive the Per Share Cash Consideration or the Per Share Stock Consideration for their shares, provided that not less than 51% of the outstanding shares of the Company's Common Stock will be exchanged for the Per Share Stock Consideration. If elections to receive the Per Share Stock Consideration, combined with shares as to which no election is made, constitute less than 51% of the outstanding shares of the Company's Common Stock, then shares as to which an election has been made to receive the Per Share Cash Consideration will be selected at random to be exchanged for the Per Share Stock Consideration notwithstanding such election.

          In connection with the Merger Agreement, the Company has entered into a Stock Option Agreement in favor of AIB, granting AIB an option to acquire 6,112,088 shares of the Company's Common Stock (19.9% of the outstanding shares) at an exercise price of $33 3/16 per share.

          The Merger is subject to regulatory approvals in the United States and Ireland, and will require the approval of the shareholders of the Company and AIB. It is anticipated that the Merger will be consummated in the third quarter of 1997.

     (b)  Amendment to Rights Agreement.
          -----------------------------

          In addition, the Board on January 21, 1997 approved an Amendment to Rights Agreement (the "Amendment"), amending the Rights Agreement dated January 22, 1990 (the "Rights Agreement") by and between the Company and Dauphin Deposit Bank and Trust Company, as Rights Agent. The purpose of the Amendment is to provide that the entering into of the Merger Agreement and the Stock Option Agreement and the completion of the transactions contemplated thereby (including without limitation the Merger and the exercise of the Option (as defined in the Stock Option Agreement)) do not and will not result in the ability of any person to exercise any rights under the Rights Agreement, or enable or require the Rights (as defined in the Rights Agreement) to separate from the shares of common stock to which they are attached or to be triggered or become exercisable. The Amendment was entered into by the Company and the Rights Agent as of January 21, 1997, immediately prior to execution of the Merger Agreement.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
          --------

              1 Amendment to Rights Agreement dated as of January 21, 1997 between Dauphin Deposit Corporation and Dauphin Deposit Bank and Trust Company, as Rights Agent

                                   SIGNATURE

          Pursuant to the requirements if the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 1997             DAUPHIN DEPOSIT CORPORATION


                                    By: /s/ Dennis L. Dinger
                                       -----------------------------
                                       Name:  Dennis L. Dinger
                                       Title: Senior Executive Vice President

                                                                       Exhibit 1
                                                                       ---------

                         AMENDMENT TO RIGHTS AGREEMENT

          THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") dated as of January 21, 1997 amends the Rights Agreement dated as of January 22, 1990 (the "Rights Agreement") by and between DAUPHIN DEPOSIT CORPORATION (the "Company") and DAUPHIN DEPOSIT BANK AND TRUST COMPANY (the "Rights Agent").

          1.   The Rights Agreement is hereby amended as follows:

               a. Section 1(a) of the Rights Agreement is amended by inserting the following language at the end of such section:

          Notwithstanding anything in this Agreement to the contrary, none of Allied Irish Banks, plc ("AIB") or any wholly-owned subsidiary of AIB shall become an Acquiring Person as a result of (i) the approval, execution, delivery or performance of the Agreement and Plan of Merger to be dated as of January 21, 1997 by and among the Company, AIB and First Maryland Bancorp (the "Merger Agreement"), or the Stock Option Agreement (as defined in the Merger Agreement), or (ii) the consummation of the Merger (as defined in the Merger Agreement) or the other transactions contemplated or permitted by the Merger Agreement or the Stock Option Agreement (including the exercise thereof).

               b. A new section 36 is added to the Rights Agreement to read in its entirety as follows:

               Section 36. Merger with AIB. Notwithstanding any provision herein
                           ---------------
          to the contrary, (a) none of AIB or any wholly-owned subsidiary of AIB shall be considered an Acquiring Person under this Agreement, no Distribution Date shall occur, and no Rights shall be exercisable pursuant to Section 7, Section 11, Section 13 or any other provision hereof, as a result of (i) the approval, execution, delivery or performance of the Merger Agreement or the Stock Option Agreement, or
          (ii) the consummation of the Merger or the other transactions contemplated or permitted by the Merger Agreement or the Company Stock Option Agreement (including the exercise thereof) and (b) upon consummation of the Merger, this Agreement and the right of any holder thereof to exercise Rights shall terminate.

          2. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

          3. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              DAUPHIN DEPOSIT CORPORATION


                              By:    /s/ Christopher R. Jennings
                                 -------------------------------------
                                 Name:   Christopher R. Jennings
                                 Title:  Chairman and Chief Executive Officer


                              DAUPHIN DEPOSIT BANK AND TRUST COMPANY


                              By:    /s/ Christopher R. Jennings
                                 -------------------------------------
                                 Name:   Christopher R. Jennings
                                 Title:  Chairman and Chief Executive Officer




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